UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
     Date of report (Date of earliest event reported) August 10, 2005
AVNET, INC.

(Exact Name of Registrant as Specified in Its Charter)
New York

(State or Other Jurisdiction of Incorporation)

1-4224	11-1890605

(Commission File Number)	(IRS Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of Principal Executive Offices)	(Zip Code)
(480) 643-2000

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
S I G N A T U R E
EX-99.1

Item 2.02. Results of Operations and Financial Condition.
On August 10, 2005, Avnet, Inc. issued a press release announcing its fourth quarter and year-end results for fiscal 2005. A copy of the press release is attached hereto as Exhibit 99.1.
The information in this Current Report on Form 8-K and the Exhibit attached hereto shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) and may be incorporated by reference in the Company’s filings under the Securities Act of 1933 or the Exchange Act.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

99.1 Press Release of Avnet, Inc. dated August 10, 2005
S I G N A T U R E
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC. (Registrant)
Date: August 10, 2005	By:	/s/ Raymond Sadowski
Raymond Sadowski
Senior Vice President and Chief Financial Officer